Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with this Annual Report on Form 10-K of Ironwood Gold Corp. (the “Company”) for the period ended August 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

            1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date:	December 13, 2013

By:	/s/ Behzad Shayanfar
Name: Behzad Shayanfar
Title: Chief Executive Officer (Principal Executive Officer)

Date:	December 13, 2013

By:	/s/ Behzad Shayanfar
Name: Behzad Shayanfar
Title: Interim Chief Financial Officer (Principal Financial
Officer and Principal Accounting Officer)